PRUDENTIAL WORLD FUND, INC.
Prudential Emerging Markets Debt Local Currency Fund

(the “Fund”)

Supplement dated June 29, 2017 to the Currently Effective Statement of Additional Information (SAI)

Effective on or about June 30, 2017, Mariusz Banasiak, CFA will join David Bessey and Cathy L. Hepworth, CFA as a portfolio manager for the Fund. To reflect these changes, the SAI is revised as follows:

In Part I of the SAI, the sections entitled “The Fund’s Portfolio Managers: Information About Other Accounts Managed,” and “The Fund’s Portfolio Managers: Personal Investments and Financial Interests” are hereby deleted and the following new sections are substituted:

THE FUND’S PORTFOLIO MANAGERS: INFORMATION ABOUT OTHER ACCOUNTS MANAGED

The table below identifies the number and total assets of other mutual funds and other types of investment accounts managed by each portfolio manager. For each category, the number of investment accounts and total assets in the investment accounts whose fees are based on performance, if any, is indicated in italics typeface. Information shown below is as of the Fund’s most recently completed fiscal year, unless noted otherwise.

Other Funds and Investment Accounts Managed by the Portfolio Managers
Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets
PGIM Fixed Income*	David Bessey	17/$1,982,902,596	23/$2,262,075,182 1/($30,524,730)	145/$33,640,170,376 1/$9,398,666
	Cathy L. Hepworth, CFA	17/$1,982,902,596	23/$2,262,075,182 1/($30,524,730)	145/$33,640,170,376 1/$9,398,666
	Mariusz Banasiak, CFA	18 / $2,007,047,612	25 / $2,241,681,839 1 / $(60,713,941)	154 / 34,921,029,614 1 / $9,312,763

*Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

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THE FUND’S PORTFOLIO MANAGERS: PERSONAL INVESTMENTS AND FINANCIAL INTERESTS

The table below identifies the dollar value (in ranges) of investments beneficially held by, and financial interests awarded to, each portfolio manager, if any, in the Fund and in other investment accounts managed by, or which have an individual portion or sleeve managed by, each portfolio manager that utilize investment strategies, objectives and mandates similar to the Fund. Information shown below is as of the Fund’s most recently completed fiscal year, unless noted otherwise.

Personal Investments and Financial Interests of the Portfolio Managers
Subadviser	Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
PGIM Fixed Income	David Bessey	None
	Cathy L. Hepworth, CFA	None
	Mariusz Banasiak, CFA	None

*“Investments and Other Financial Interests in the Fund and Similar Strategies” include direct investment in the Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and mandates that are similar to those of the Fund. “Other financial interests” are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance of the Fund. “Other Investment Accounts” in similar strategies include other PGIM Investments mutual funds, insurance company separate accounts, and collective and commingled trusts. The dollar range of each Portfolio Manager’s direct investment in the Fund is as follows: David Bessey: None; Cathy L. Hepworth: None; Mariusz Banasiak: None.

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